UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

Blox, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53565	20-8530914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5th floor, 1177 Avenue of Americas, New York	NY 10036
(Address of Principal Executive Offices)	(Zip Code)

(604)-314-9293

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BLXX	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01

Entry into a Material Definitive Agreement

Securities Purchase Agreement with Power Up Lending Group Ltd.

Effective June 8, 2020, the Company entered into a securities purchase agreement with Power Up Lending Group Ltd. (“Power Up”).  Pursuant to the terms of the agreement, in consideration of $68,000, the Company issued to Power Up a convertible promissory note in the aggregate principal amount of $74,800.

The note is due and payable 12 months following the issue date and bears interest at the rate of 8% per annum before maturity and 22% per annum after maturity.  The holder may, at its option, beginning December 5, 2020 and until payment of all outstanding principal and interest, convert all or any portion of the note into shares of the Company’s common stock at the price that is a 25% discount to the lowest trading prices during the 20 consecutive trading days prior to the conversion date.  The note is not subject to pre-emptive rights or similar rights of the Company’s shareholders, and no portion of the note may be converted that would result in Power Up holding in excess of 4.99% of the Company’s issued and outstanding securities.  Until the Company has satisfied its obligations under the note, it may not, without the consent of Power Up, dispose of assets except in the ordinary course of business.

The Company is entitled to prepay the convertible note at the rate of 110% during the 60 days following the issue date. The prepayment rate will increase by 5% each subsequent thirty day period and the prepayment right will expire after 180 days following the issue date.

ITEM 3.02

Unregistered Sales Of Equity Securities.

The issuance of a convertible promissory note to Power Up was made to one accredited investors(as that term is defined in Regulation D of the Securities Act of 1933) relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

ITEM 9.01	Financial Statements and Exhibits

10.1	Convertible Promissory Notes dated June 8, 2020
10.2	Securities Purchase Agreement dated June 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23 2020

Blox, Inc.

/s/ Ronald Renee
Chairman

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